April 14, 2011

DIVERSIFIED PRIVATE EQUITY CORP.

DEMAND PROMISSORY NOTE

ON DEMAND at any time after April 13, 2012 (the “Maturity Date”), Diversified Private Equity Corp., a Delaware corporation (the “Corporation”), for value received, promises to pay to the order of Scott L. Mathis (the “Holder”), the principal sum of four hundred thousand Dollars ($400,000.00), together with interest thereon at the rate and on the terms set forth below.

The following is a statement of the rights and obligations of the Holder and the Corporation under this Note, and the conditions to which this Note is subject, to which the Corporation, by the execution and delivery hereof, and the Holder, by the acceptance of this Note, agree:

1.          Terms of Note. This Note shall bear interest on the outstanding principal amount hereof until paid in full at the rate of six percent (6%) per annum. Interest shall accrue from the date this Note is issued (as set forth above) until the repayment of the outstanding principal sum hereunder in accordance with this Note. Upon payment in full of the principal amount of this Note, all accrued but unpaid interest hereon shall become immediately due and payable. Additionally, the Corporation shall have the right, but not the obligation, to pay all accrued but unpaid interest due hereunder at any time prior to the Maturity Date. Interest will be computed on the basis of a year of 360 days for the number of days actually elapsed.

The principal amount of this Note may be prepaid by the Corporation prior to the Maturity Date at its sole discretion.

If any payment on this Note becomes due and payable on a Saturday, Sunday or legal holiday, the maturity thereof shall be extended to the next succeeding business day.

The entire principal balance of this Note, together with any unpaid interest thereon and any other sums due and payable hereunder shall become automatically and immediately due and payable, notwithstanding anything to the contrary in this Note, without notice or demand upon the occurrence of any of the following events: (i) the liquidation, termination or dissolution of the Corporation or its ceasing to carry on actively its present business or the appointment of a receiver for its property; (ii) the dissolution, liquidation or termination of existence of, the insolvency of, or the making of an assignment for the benefit of creditors by, the Corporation; or (iii) the institution of bankruptcy, reorganization, arrangement, liquidation, receivership, moratorium or similar proceedings by or against the Corporation, and, if so instituted against the Corporation, the pendency thereof for 60 days.

2.          Sale of Corporation. Immediately prior to the closing of a sale by the Corporation, whether by means of a plan of recapitalization, reorganization, merger, sale or acquisition of all or substantially all of the assets of the Corporation, sale or transfer of more than fifty percent (50%) of the voting or pecuniary interest in the Corporation’s outstanding securities or otherwise (the “Sale”), the Holder shall have the right, in the exercise of its discretion, to receive the entire unpaid principal amount of this Note, together with accrued interest thereon, through the date of such precipitating event.

3.          Entire Agreement; Changes; Waivers. This Note contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous arrangements or understandings, whether written or oral, with respect thereto. No terms or conditions of this Note may be changed or amended, without the consent of the Holder.

4.          Access to Information; Disclosures.

4.1           By agreeing to make the loan referenced herein, Holder confirms that (a) he has had the opportunity to ask questions of and receive answers from representatives of the Corporation regarding it and its business, and to obtain any additional information or documents relative thereto, which he deems necessary to make the loan described herein, (b) that he is capable of evaluating the merits and risks of a loan to the Corporation, and (c) that he has the capacity to protect his interests in connection with the loan by reason of his business and financial experience.

4.2           By agreeing to make the loan referenced herein, Holder further confirms that he understands that there is a substantial risk regarding the Corporation’s ability to repay the principal of such loan, and that the Corporation’s ability to do so may be dependent upon its ability to raise additional equity capital from a future sale of its shares, and it is uncertain whether it will be able to do so, and if it is can, whether such sales can be made on terms acceptable to the Corporation.

4.           Miscellaneous.

4.1           The Corporation, regardless of the time, order or place of signing, waives presentment, demand, protest and notices of any kind in connection with the enforcement of this Note. If the Corporation fails to comply with any of the provisions of this Note, the Corporation will pay to the Holder of this Note, on demand, such further amounts as shall be sufficient to cover the costs and expenses, including but not limited to reasonable attorneys’ fees and disbursements, incurred by the Holder of this Note in collecting upon this Note or otherwise enforcing any of the Holder’s rights hereunder.

4.2           The rights and remedies herein reserved to any party shall be cumulative and in addition to any other or further rights and remedies available at law or in equity. No delay or omission on the part of the Holder in exercising any right hereunder shall operate as a waiver of such right or of any other right of such Holder. The waiver by any party hereto of any breach of any provision of this Note shall not be deemed to be a waiver of the breach of any other provision or any subsequent breach of the same provision.

4.3           This Note shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed wholly therein. Any suit in connection with the loan referenced herein shall be brought only in federal or state court located in the State of New York, County of New York, and all parties to this Note consent to jurisdiction of and venue in such courts.

4.4           In the event that any provision contained herein (or part thereof) shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or other unenforceability shall not affect any other provision (or the remaining part of the affected provision) hereof, but this Note shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had never been contained herein, but only to the extent that such provision is invalid, illegal or unenforceable.

IN WITNESS WHEREOF, the Corporation has caused this Note to be signed in its name and executed as a sealed instrument this 14th day of April 2011.

DIVERSIFIED PRIVATE EQUITY CORP.

	By:	/s/ Tim Holderbaum
	Name:	Tim Holderbaum
Title: CFO

ACKNOWLEDGED AND AGREED:

/s/ Scott L. Mathis
SCOTT L. MATHIS

DIVERSIFIED PRIVATE EQUITY CORP.

AMENDMENT NO. 1 TO CONVERTIBLE DEMAND

PROMISSORY NOTE DATED APRIL 14, 2011

The Convertible Promissory Note in the face amount of $400,000 (the “Note”), dated April 14, 2011, issued by Diversified Private Equity Corp. (the “Issuer”), in favor of Scott L. Mathis (the “Holder”), is hereby amended as of April 13, 2012, as described below.

1.          Extension of Maturity Date: Issuer and the Holder hereby agree to extend the Maturity Date of the Note to April 13, 2013.

2.          Change of Face Amount: Issuer repaid a total of $200,000 ($100,000 on 3/22/12 and $100,000 on 3/31/12) to the Holder. Therefore, the face amount of the Note is changed to the remaining $200,000.

3.          Other Terms Unchanged: All other material terms of the Note remain unchanged. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Note.

DIVERSIFIED PRIVATE EQUITY CORP.

	By:	/s/ Tim Holderbaum
Name: Tim Holderbaum
Title: CFO

ACKNOWLEDGED AND AGREED:

/s/ Scott L. Mathis
Scott L. Mathis

DIVERSIFIED PRIVATE EQUITY CORP.

AMENDMENT NO. 2 TO CONVERTIBLE DEMAND

PROMISSORY NOTE DATED APRIL 14, 2011

The Convertible Promissory Note in the face amount of $200,000 (the “Note”), dated April 14, 2011, issued by Diversified Private Equity Corp. (the “Issuer”), in favor of Scott L. Mathis (the “Holder”), and as amended by Amendment No. 1 dated April 13, 2012, is hereby further amended as of August 20, 2012, as described below.

1.	Change of Face Amount: Holder paid an additional $179,729.56 ($60,000 on 8/1/12 and $119,729.56 on 8/20/12) to the Holder. Therefore, the face amount of the Note is changed to $379,729.56.

2.     Other Terms Unchanged: All other material terms of the Note remain unchanged. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Note.

DIVERSIFIED PRIVATE EQUITY CORP.

	By:	/s/ Tim Holderbaum
Name: Tim Holderbaum
Title: CFO

ACKNOWLEDGED AND AGREED:

/s/ Scott L. Mathis
Scott L. Mathis